UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

A copy of the Annual Report of Highland Merger Arbitrage Fund transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Merger Arbitrage Fund

Annual Report

December 31, 2016

Highland Merger Arbitrage Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2016	Highland Merger Arbitrage Fund

Manager Discussion

The Highland Merger Arbitrage Fund (the “Fund”) seeks to achieve positive absolute returns with reduced correlation to equity and fixed income markets. The Fund attempts to achieve its objective by investing in announced mergers to capture the spread between the current price of the target company — or company being acquired — and the announced offer price for that company.

After a merger or acquisition is publicly announced, the stock of the target company typically trades at a discount to the offer price, creating a spread which can be captured by investing in that company’s stock. We believe the strategy of seeking to invest in successful merger deals that close and avoiding deals that fail can generate positive absolute returns with relatively low volatility and low correlation to equity and fixed income markets.

We believe the investment opportunity within merger arbitrage is highly attractive over the next 3-5 years due to strong merger and acquisition (“M&A”) activity and widening deal spreads, resulting from rising interest rates and new regulations that restrict investment banks from engaging in proprietary trading. Since January 2015, the Highland Merger Arbitrage Fund has achieved a 7.4% annualized return with a standard deviation of 3.6% and beta of 0.00. The Fund’s -0.01 correlation to the S&P 500 and -0.10 correlation to the Barclays US Aggregate Bond Index could make it a compelling alternative to a traditional equity and/or fixed income portfolio. Since merger arbitrage strategies have historically been positively correlated with interest rates, the Fund may provide a hedge to the decreased value of bonds.

The Fund returned 8.1% in 2016, outperforming the HFRI Merger Arbitrage Index (+3.7%), Morningstar Market Neutral Category (+2.2%) and Barclays US Aggregate Bond Index (+2.6). Strong M&A deal activity has created a solid environment for the Fund, as there have been more and larger deals in which to invest. This has been driven primarily by low absolute interest rate levels and record high equity prices. Current high levels of cash on corporate balance sheets should also create a solid tailwind for continued M&A activity over the next several years.

Rising interest rate levels should continue to provide a solid environment in which to invest. Since 2000, the HFRI Merger Arbitrage Index has had positive returns in each time period in which interest rates moved significantly higher.

The Fund has also benefitted from a favorable regulatory and legislative environment. Recent regulations (specifically the Volcker Rule) have limited the ability of investment banks to engage in proprietary trading, causing deal spreads to widen further. In addition, the Trump administration is focused on easing regulations and a tax repatriation holiday, both of which could, in our opinion, be solid tailwinds for future M&A activity.

The Fund is the successor to the Highland Merger Arbitrage Fund, L.P. (the “Predecessor Fund”), an unregistered private fund. On May 12, 2016, the Fund acquired the assets of the Predecessor Fund. The Fund’s registration statement was declared effective by the U.S. Securities and Exchange Commission on August 19, 2016 and the Fund commenced operations as a registered investment company on that date. Performance results for the Class Z shares include performance for the Predecessor Fund.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2016	Highland Merger Arbitrage Fund

Highland Merger Arbitrage Fund - Class Z

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge		With Sales Charge

Year Ended December 31, 2016	n/a	n/a	n/a	n/a	8.10%		n/a
Five Year	n/a	n/a	n/a	n/a	n/a		n/a
Since Inception: (August 19, 2016) for Class A and C (January 20, 2015) for Class Z	2.66%	-2.99%	2.41%	1.41%	7.40	%(a)	n/a

(a)	Annualized

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com. The gross annualized expense ratios as reported in the Fund’s financial highlights was as follows: Class A: 7.16%, Class C: 8.15%, and Class Z: 6.04%. Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% of average daily net assets of the Fund. Total net annualized operating expenses for each class after reimbursement are Class A 4.62%, Class C 5.62%, Class Z 3.50%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this expense limitation, performance results would have been lower. Performance results for Class Z shares also include performance from the Predecessor Fund.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

2	Annual Report

FUND PROFILE (unaudited)

Highland Merger Arbitrage Fund

Objective

Highland Merger Arbitrage Fund seeks to generate positive absolute returns.

Net Assets as of December 31, 2016

$22.6 million

Portfolio Data as of December 31, 2016

The information below provides a snapshot of Highland Merger Arbitrage Fund at the end of the reporting period. Highland Merger Arbitrage Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 12/31/2016 (%)(1)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	21.6	(4.6)	17.0
Consumer Staples	2.0	(0.6)	1.4
Energy	16.1	(16.4)	(0.3)
Financial	39.7	(14.0)	25.7
Healthcare	7.8	(1.4)	6.4
Industrials	14.4	—	14.4
Information Technology	15.0	(1.9)	13.1
Materials	6.8	—	6.8
Other Investments and Assets & Liabilities(2)	15.8	—	15.8
Real Estate	4.6	(12.3)	(7.7)
Telecommunication Services	11.8	(6.2)	5.6
Utilities	1.8	—	1.8

Top 5 Holdings as of 12/31/2016 (%)(1)(3) Long Securities		Short Securities
American Capital, Ltd.	9.4	Sunoco Logistics Partners L.P.	(8.8)
Energy Transfer Partners LP	8.8	NorthStar Realty Finance Corp.	(7.7)
NorthStar Asset Management Group, Inc.	8.3	American Midstream Partners L.P.	(5.0)
Allied World Assurance Co. Holdings AG	5.8	Regency Centers Corp.	(4.6)
Level 3 Communications, Inc.	5.5	Ares Capital Corp.	(4.2)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s cash equivalent investments in the amount of $1,380,736.

(3)	Excludes the Fund’s cash equivalent investments.

Annual Report	3

FINANCIAL STATEMENTS

December 31, 2016	Highland Merger Arbitrage Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per common share is calculated by dividing net assets by the number of common shares outstanding as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statement of Changes in Net Assets	This statement detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the Fund’s performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of December 31, 2016	Highland Merger Arbitrage Fund

Shares		Value ($)

Common Stocks - 141.6%

CONSUMER DISCRETIONARY - 21.6%
13,339	Cabela’s, Inc. (a)(b)	780,999
9,400	CST Brands, Inc.	452,610
7,550	Harman International Industries, Inc. (a)	839,258
33,922	Isle of Capri Casinos, Inc. (a)(b)	837,534
18,853	Metaldyne Performance Group, Inc. (a)	432,676
158,924	Sirius XM Canada Holdings, Inc.	602,016
39,700	WCI Communities, Inc. (a)(b)	930,965

		4,876,058

CONSUMER STAPLES (a) - 2.0%
8,075	Reynolds American, Inc.	452,523

ENERGY (a) - 16.1%
55,389	Energy Transfer Partners LP	1,983,480
106,889	JP Energy Partners L.P.	1,081,717
8,567	Seventy Seven Energy, Inc. (b)	385,515
4,436	Spectra Energy Corp.	182,275

		3,632,987

FINANCIAL - 39.7%
24,500	Allied World Assurance Co. Holdings AG (a)	1,315,895
118,633	American Capital, Ltd. (a)(b)	2,125,904
67,736	Cascade Bancorp (a)(b)	550,016
43,086	DCB Financial Corp. (a)(b)	799,245
7,565	Endurance Specialty Holdings, Ltd. (a)	699,006
34,648	Georgetown Bancorp, Inc. (a)	895,651
20,000	Janus Capital Group, Inc. (a)	265,400
5,365	Middleburg Financial Corp.	186,434
125,977	NorthStar Asset Management Group, Inc. (a)	1,879,577
1,911	Prudential Bancorp, Inc.	32,716
5,060	Suffolk Bancorp (a)	216,669

		8,966,513

HEALTHCARE - 7.8%
1,200	Avesis, Inc. (b)(c)	—
9,400	St Jude Medical, Inc. (a)	753,786
23,405	Team Health Holdings, Inc. (a)(b)	1,016,947

		1,770,733

INDUSTRIALS - 14.4%
19,750	B/E Aerospace, Inc. (a)	1,188,752
233,463	Bradken, Ltd. (b)	544,343
8,810	G&K Services, Inc., Class A (a)	849,725
24,100	Joy Global, Inc.	674,800

		3,257,620

INFORMATION TECHNOLOGY (a) - 15.0%
40,620	Brocade Communications Systems, Inc.	507,344
6,085	Dell Technologies, Inc., Class V (b)	334,492
18,252	Intersil Corp., Class A	407,020
6,200	Linear Technology Corp.	386,570
26,236	Mentor Graphics Corp.	967,846
8,085	NXP Semiconductor NV (b)	792,411

		3,395,683

Shares		Value ($)

MATERIALS - 6.8%
14,250	Headwaters, Inc. (a)(b)	335,160
57,350	Stillwater Mining Co. (a)(b)	923,908
2,780	Valspar Corp. (The)	288,036

		1,547,104

REAL ESTATE (a) - 4.6%
33,665	Equity One, Inc., REIT	1,033,179

TELECOMMUNICATION SERVICES - 11.8%
9,530	FairPoint Communications, Inc. (b)	178,211
19,800	Inteliquent, Inc. (a)	453,816
22,052	Level 3 Communications, Inc. (a)(b)	1,242,851
28,317	Manitoba Telecom Services, Inc.	801,546

		2,676,424

UTILITIES (a) - 1.8%
33,356	Gas Natural, Inc.	418,618

	Total Common Stocks (Cost $31,048,912)	32,027,442

Cash Equivalents - 6.1%
1,380,736	State Street Institutional U.S. Government Money Market Fund, Premier Class	1,380,736

	Total Cash Equivalents (Cost $1,380,736)	1,380,736

Total Investments - 147.7%		33,408,178

(Cost $32,429,648)

Securities Sold Short - (57.4)%

COMMON STOCKS - (57.4)%

Consumer Discretionary - (4.6)%
(9,426)	American Axle & Manufacturing Holdings, Inc. (d)	(181,922)
(23,336)	Eldorado Resorts, Inc. (d)	(395,545)
(105,607)	Sirius XM Holdings, Inc.	(469,951)

		(1,047,418)

Consumer Staples - (0.6)%
(1,120)	British American Tobacco PLC ADR	(126,190)

Energy - (16.4)%
(61,796)	American Midstream Partners L.P.	(1,124,687)
(4,365)	Enbridge, Inc.	(183,854)
(15,185)	Patterson-UTI Energy, Inc.	(408,780)
(83,083)	Sunoco Logistics Partners L.P.	(1,995,654)

		(3,712,975)

Financial - (14.0)%
(7,143)	Access National Corp.	(198,290)
(57,299)	Ares Capital Corp.	(944,861)
(800)	Fairfax Financial Holdings, Ltd.	(389,360)
(49,073)	First Commonwealth Financial Corp.	(695,855)
(10,066)	First Interstate BancSystem, Inc., Class A	(428,308)
(94,380)	Henderson Group PLC	(274,758)
(11,259)	People’s United Financial, Inc.	(217,974)

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of December 31, 2016	Highland Merger Arbitrage Fund

Shares		Value ($)

Securities Sold Short (continued)

COMMON STOCKS (continued)

Financial (continued)
(1,536)	Prudential Bancorp, Inc.	(26,296)

		(3,175,702)

Healthcare - (1.4)%
(8,187)	Abbott Laboratories	(314,463)

Information Technology - (1.9)%
(1,441)	Analog Devices, Inc.	(104,646)
(4,244)	VMware, Inc., Class A (d)	(334,130)

		(438,776)

Real Estate - (12.3)%
(114,566)	NorthStar Realty Finance Corp., REIT	(1,735,675)
(15,149)	Regency Centers Corp., REIT	(1,044,524)

		(2,780,199)

Telecommunication Services - (6.2)%
(10,522)	BCE, Inc.	(454,971)
(31,503)	CenturyLink, Inc.	(749,141)
(6,957)	Consolidated Communications Holdings, Inc.	(186,796)

		(1,390,908)

	Total Common Stocks (Proceeds $12,323,462)	(12,986,631)

	Total Securities Sold Short (Proceeds $12,323,462)	(12,986,631)

Other Assets & Liabilities, Net - 9.7%		2,188,440

Net Assets - 100.0%		22,609,987

(a)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $26,395,219.
(b)	Non-income producing security.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $0, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2016.
(d)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

The Fund had the following futures contracts, for which $373,746 was pledged as collateral, open at December 31, 2016:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Short Futures:
Australian Dollar Future	March 2017	7	$504,140	$5,619
Canadian Dollar Future	March 2017	6	446,490	8,294

				$13,913

6	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2016	Highland Merger Arbitrage Fund

($)
Assets
Investments, at value(a)	32,027,442

Total Investments, at value	32,027,442
Cash equivalents (Note 2)	1,380,736
Restricted Cash — Futures (Note 3)	373,746
Restricted Cash — Securities Sold Short (Note 2)	2,311,145
Foreign currency	17
Receivable for:
Investments sold	861,041
Dividends and interest	15,633
Receivable from Investment advisor (Note 7)	55,632
Fund shares sold	22,000
Variation margin on futures contracts	13,957
Capitalized offering costs (Note 2)	83,051
Prepaid expenses and other assets	34,989

Total assets	37,179,389

Liabilities
Securities sold short, at value (Notes 2 and 8)	12,986,631
Payable for:
Distributions to shareholders	5,395
Investments purchased	1,394,551
Distribution and shareholder service fees (Note 7)	18
Transfer agent fees	569
Accrued expenses and other liabilities	182,238

Total liabilities	14,569,402

Commitments and Contingencies (Note 7)

Net Assets	22,609,987

Net Assets Consist of:
Par value (Note 1)	1,098
Paid-in capital	22,130,407
Accumulated net investment loss	(43,784)
Accumulated net realized gain from investments, securities sold short, written options, futures contracts and foreign currency transactions	192,897
Net unrealized appreciation (depreciation) on investments, securities sold short, futures contracts and foreign currency translations	329,369

Net Assets	22,609,987

Investments, at cost	31,048,912
Cash equivalents, at cost (Note 2)	1,380,736
Foreign currency, at cost	17
Proceeds from securities sold short	12,323,462

See accompanying Notes to Financial Statements.	7

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of December 31, 2016(a)	Highland Merger Arbitrage Fund

($)
Class A:
Net assets	121,028
Shares outstanding ($0.001 par value; unlimited shares authorized)	5,896
Net asset value per share	20.53

Class C:
Net assets	95,504
Shares outstanding ($0.001 par value; unlimited shares authorized)	4,664
Net asset value and offering price per share	20.48

Class Z:
Net assets	22,393,455
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,087,130
Net asset value, offering and redemption price per share	20.60

(a)	Commenced operations on August 19, 2016.

8	See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2016(a)	Highland Merger Arbitrage Fund

($)
Investment Income
Income:
Dividends	119,667
Less: Foreign taxes withheld	(1,797)

Total Income	117,870

Expenses:
Investment advisory (Note 7)	78,594
Distribution and shareholder service fees: (Note 7)
Class A	34
Class C	75
Transfer agent fees	778
Trustees fees (Note 7)	1,230
Accounting services fees	28,439
Audit fees	36,167
Legal fees	20,998
Registration fees	20,033
Insurance	50
Reports to shareholders	3,732
Organization fee	62,544
Interest expense	54,838
Dividends and fees on securities sold short (Note 2)	73,705
Offering costs (Note 2)	48,747
Other	1,421

Total operating expenses before waiver and reimbursement (Note 7)	431,385
Less: Expenses waived or borne by the adviser and administrator	(204,077)

Net operating expenses	227,308

Net investment loss	(109,438)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	732,387
Securities sold short (Note 2)	(497,443)
Written options contracts (Note 3)	(7,342)
Futures contracts (Note 3)	51,292
Foreign currency related transactions	(61,431)
Change in unrealized appreciation (depreciation) on:
Investments	978,530
Securities sold short (Note 2)	(663,169)
Futures contracts (Note 3)	13,957
Foreign currency related translations	51

Net realized and unrealized gain (loss) on investments	546,832

Total increase in net assets resulting from operations	437,394

(a)	Commenced operations on August 19, 2016.

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS

Highland Merger Arbitrage Fund

Period Ended December 31, 2016(a) ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(109,438)
Net realized gain on investments, securities sold short, written options, futures contracts and foreign currency transactions	217,463
Net increase in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	329,369

Net increase from operations	437,394

Distributions to shareholders from:
Net investment income
Class Z	(3,528)
Net realized gains
Class A	(3)
Class C	(2)
Class Z	(1,145)

Total distributions	(4,678)

Increase in net assets from operations and distributions	432,716

Share transactions:
Proceeds from sale of shares
Class A	120,390
Class C	95,001
Class Z	20,819,240
Value of distributions reinvested
Class A	3
Class C	2
Class Z	4,673
Cost of shares redeemed
Class A	(3)
Class Z	(5,015)

Net increase from shares transactions	21,034,291

Total increase in net assets	21,467,007

Net Assets
Beginning of period	1,142,980

End of period	22,609,987

Accumulated net investment loss	(43,784)

(a)	Commenced operations on August 19, 2016.

10	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Merger Arbitrage Fund

Period Ended December 31, 2016(a)
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	5,896

Net increase in fund shares	5,896

Class C:
Shares sold	4,664

Net increase in fund shares	4,664

Class Z:
Shares sold	1,030,135
Shares converted from Highland Merger Arbitrage Fund, L.P.	57,011
Issued for distribution reinvested	227
Shares redeemed	(243)

Net increase in fund shares	1,087,130

(a)	Commenced operations on August 19, 2016.

See accompanying Notes to Financial Statements.	11

STATEMENT OF CASH FLOWS

For the Period Ended December 31, 2016	Highland Merger Arbitrage Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net Increase in net assets resulting from operations	437,394

Adjustments to Reconcile Net Investment Income to Net Cash Used for Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(93,672,389)
Purchases of securities sold short	(34,675,699)
Purchases of short-term portfolio investments, net	(1,367,776)
Proceeds from disposition investment securities from unaffiliated issuers	64,848,276
Proceeds of securities sold short	46,131,984
Increase in restricted cash	(2,684,891)
Net realized loss on Investments from unaffiliated issuers	(732,387)
Net realized gain on securities sold short, written options contracts and foreign currency transactions	566,216
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(315,412)
Increase in receivable for investments sold	(861,041)
Increase in receivable for dividends and interest	(15,633)
Increase in other assets	(173,672)
Increase in payable for investments purchased	1,394,551
Increase in payable for variation margin	(13,957)
Increase in payable for distribution and shareholder service fees	18
Increase in payable to transfer fees	569
Increase in accrued expenses and other liabilities	182,238

Net cash flow used for operating activities	(20,951,611)

Cash Flows Received from (Used In) Financing Activities:
Distributions paid in cash	5,395
Payments on shares redeemed	(5,018)
Proceeds from shares sold	21,012,631

Net cash flow received from (used in) financing activities	21,013,008

Effect of exchange rate changes on cash	(61,380)

Net Increase in Cash	17

Cash and Foreign Currency/Due to Custodian:
Beginning of period	0

End of period	17

Supplemental disclosure of cash flow information:
Reinvestment of distributions	4,678
Cash paid during the year for interest	54,838

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

For the Period Ended December 31, 2016(a)

Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net investment loss(b)	(0.22)
Net realized and unrealized gain	0.75

Total from investment operations	0.53
Less Distributions Declared to Shareholders:
From net realized gains(c)	—

Total distributions declared to shareholders(c)	—
Net Asset Value, End of Period(d)	$20.53
Total return(d)(e)(f)	2.66%
Ratios to Average Net Assets(g)/Supplemental Data:
Net assets, end of period (in 000’s)	$121
Gross operating expenses(h)	7.16%
Net investment loss	(3.00)%
Portfolio turnover rate(f)	718%

(a)	Class commenced operations on August 19, 2016.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Supplemental expense ratios are shown below:

For the Period Ended December 31, 2016
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	4.62%
Interest expense	1.60%
Dividends and fees on securities sold short	1.14%

See accompanying Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

For the Period Ended December 31, 2016(a)

Net Asset Value, Beginning of Period	$20.00
Income from Investment Operations:
Net investment loss(b)	(0.28)
Net realized and unrealized gain	0.76

Total from investment operations	0.48
Less Distributions Declared to Shareholders:
From net realized gains(c)	—

Total distributions declared to shareholders(c)	—
Net Asset Value, End of Period(d)	$20.48
Total Return(d)(e)(f)	2.41%
Ratios to Average Net Assets(g)/Supplemental Data:
Net assets, end of period (in 000’s)	$96
Gross operating expenses(h)	8.15%
Net investment loss	(3.93)%
Portfolio turnover rate(f)	718%

(a)	Class commenced operations on August 19, 2016.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Supplemental expense ratios are shown below:

For the Period Ended December 31, 2016
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	5.62%
Interest expense	1.39%
Dividends and fees on securities sold short	1.69%

14	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

For the Period Ended December 31, 2016(a)

Net Asset Value, Beginning of Period	$20.05
Income from Investment Operations:
Net investment loss(b)	(0.12)
Net realized and unrealized gain	0.67

Total from investment operations	0.55
Less Distributions Declared to Shareholders:
From net investment income(c)	—
From net realized gains(c)	—

Total distributions declared to shareholders(c)	—
Net Asset Value, End of Period(d)	$20.60
Total Return(d)(e)(f)	2.76%
Ratios to Average Net Assets(g)/Supplemental Data:
Net assets, end of period (in 000’s)	$22,393
Gross operating expenses(h)	6.04%
Net investment loss	(1.68)%
Portfolio turnover rate(f)	718%

(a)	Class commenced operations on August 19, 2016.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Supplemental expense ratios are shown below:

For the Period Ended December 31, 2016
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.50%
Interest expense	0.84%
Dividends and fees on securities sold short	1.14%

See accompanying Notes to Financial Statements.	15

NOTES TO FINANCIAL STATEMENTS

December 31, 2016	Highland Merger Arbitrage Fund

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with six portfolios, each of which is non-diversified. This report includes information for the period ended December 31, 2016 for Highland Merger Arbitrage Fund (the “Fund”). Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Opportunities Fund, Highland Opportunistic Credit Fund and Highland/iBoxx Senior Loan ETF are reported separately. The Fund is the successor to the Highland Merger Arbitrage Fund, L.P. (the “Predecessor Fund”), an unregistered private fund. On May 12, 2016, the Fund acquired the assets of the Predecessor Fund. The Fund is the successor to the performance data of the Predecessor Fund. The Fund’s registration statement was declared effective by the U.S. Securities and Exchange Commission on August 19, 2016 and the Fund commenced operations as a registered investment company on that date.

Fund Shares

The Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C, and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

The Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among the Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund are allocated pro rata among the Fund and its share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things,: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2016, the Fund’s investments consisted of common stocks, cash equivalents, futures contracts, and securities sold short.

The fair value of the Fund’s common stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of December 31, 2016 is as follows:

	Total value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Merger Arbitrage Fund
Assets
Common Stocks(1)	$32,027,442	$32,027,442	$—	$—
Cash Equivalents	1,380,736	1,380,736	—	—
Futures Contract(2)	13,913	13,913	—	—

Total Assets	33,422,091	33,422,091	—	—

Liabilities
Securities Sold Short(1)	(12,986,631)	(12,986,631)	—	—

Total Liabilities	(12,986,631)	(12,986,631)	—	—

Total	$20,435,460	$20,435,460	$—	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Includes cumulative appreciation/(depreciation) of future contacts reported in the Investment Portfolio.

For the period ended December 31, 2016, there were no transfers between Levels.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and will generally distribute substantially all of its taxable income and capital gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, at least annually. The Fund intends to pay short-term and long-term net realized capital gains, if any, on an annual basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), respectively, and does

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and

Liabilities, as applicable. Restricted cash in the amount of $2,311,145 was held with the broker for the Fund.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

At December 31, 2016, the Fund held futures contracts as detailed in the notes to the Fund’s Investment Portfolio. The Fund entered into futures transactions for the purpose of

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Statement of Assets and Liabilities as “Restricted Cash — Futures.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the period ended December 31, 2016, the Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategy of this Fund.

Transactions in written options for the period ended December 31, 2016 were as follows:

Merger Arbitrage Fund	Number of Contracts	Notional Value	Premium
Outstanding, August 19, 2016(a)	—	$—	$—
Call Options Written	20	180,000	10,884
Call Options Closed	20	(180,000)	(10,884)

Outstanding, December 31, 2016	—	$—	$—

(a)	Fund commenced operations.

Additional Derivative Information

The Fund follows authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at December 31, 2016:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Merger Arbitrage Fund
Foreign Currency Risk	$13,913	(1)(2)	$—

(1)	Statement of Assets and Liabilities location: Variation margin receivable/payable.
(2)

Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Investment Portfolio and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

To reduce counterparty credit risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover its net payment obligations for those derivative contracts subject to ISDA master agreements. If

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2016, is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Merger Arbitrage Fund
Equity Price Risk	$(7,342	)(1)	$—
Foreign Currency Risk	51,292	(2)	13,957	(3)

(1)	Statement of Operations location: Realized gain (loss) on written options contracts.
(2)	Statement of Operations location: Realized gain (loss) on futures contracts.
(3)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts.

The average monthly volume of derivative activity for the period ended December 31, 2016, is as follows:

PY1F	Units/ Contracts	Appreciation/ (Depreciation)
Merger Arbitrage Fund
Futures	$—	$1,867
Written Options	$4	$—

Note 4. U.S. Federal Income Tax Information

The character of income and capital gains to be distributed is determined in accordance with the Code, U.S. Treasury regulations, and other applicable authority, which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under the Code, U.S. Treasury regulations, and other applicable authority. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the period ended December 31, 2016, permanent differences chiefly resulting from capitalized dividends on short sales, foreign currency gains and losses, and ordinary loss netting to reduce short-term capital gains were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in- Capital
$69,488	$(1,166,702)	$1,097,214

At December 31, 2016, the Fund’s most recent tax year end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Undistributed Capital Gains	Other Temporary Differences(1)	Net Tax Appreciation/ (Depreciation)(2)
$529,195	$39,144	$(43,784)	$(46,073)

(1)	Other temporary differences are comprised of wash sales, futures contracts mark to market, and disallowed losses on unsettled short sales.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

As of December 31, 2016, the Fund did not have capital loss carryovers.

The tax character of distributions paid during the year ended December 31, 2016 (unless otherwise indicated) is as follows:

	Distributions Paid From:
	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital
2016	$3,528	$1,150	$—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at December 31, 2016, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$946,657	$(150,035)	$796,622	$32,611,556

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year.

Note 5. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, at the annual rate of 1.20% of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

State Street Bank and Trust Company (“State Street”) provides administration services to the Fund. The Fund pays State Street a monthly fee for its services, computed and accrued daily, based on the Fund’s average net assets.

Service and Distribution Fees

Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC (the “Underwriter”), serves as the principal underwriter and distributor of the Fund’s shares.

The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the period ended December 31, 2016, the Underwriter received $5,334 of front end sales charges for Class A Shares.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and Class C Shares of the Fund, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Class A Shares	Class C Shares
0.35%	1.00%

For the period ended December 31, 2016, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Class A Fees	Class C Fees
$34	$75

Expense Limits and Fee Reimbursements

The Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2017, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

For the period ended December 31, 2016, the Investment Adviser waived $204,077 all of which is subject to potential recoupment through December 31, 2019.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex”

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc. a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Although the Fund believes that Mr. Powell is technically no longer an “interested person” of the Fund, in light of his previous employment and his ongoing provision of consulting services to the Investment Adviser and affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Fund. Therefore, the Fund intends to treat Mr. Powell as an “interested person” of the Fund for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation).

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Note 6. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Distressed or Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Merger Arbitrage Risk

Merger arbitrage risk is the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Note 7. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities for the period ended December 31, 2016, were as follows:

Other Securities
Purchases	Sales
$128,310,330	$105,981,525

Note 8. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such shareholders as well as percentage of the Fund held by certain directly and indirectly wholly-owned subsidiaries of the Investment Adviser and their affiliates (“Highland Affiliates”) at December 31, 2016 were:

Number	% of Fund Held
4	97.64%

Investment activities of these shareholders, including redemptions, could have a material impact on the Fund and remaining shareholders.

Note 9. Recent Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities. The amendments in this update makes improvements to the requirements for accounting for equity investments and simplifying the impairment assessment of equity investments. For public entities this update will be effective for fiscal years beginning after December 15, 2017. For all other entities, this update will be effective for fiscal years beginning after December 31, 2018, and for interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In March 2016, the FASB issued Accounting Standards Update 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The amendments in this update clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. For public entities this update will be effective for interim periods and fiscal years beginning after December 15, 2016. For all other entities, this update will be effective for fiscal years beginning after December 31, 2017, and for interim periods within fiscal years beginning after December 15, 2018. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In August 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Receipts and Cash Payments. The amendments in this update address eight specific issues, where there has been diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under Topic 230. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Investment Adviser is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	Highland Merger Arbitrage Fund

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and

Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

26	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Highland Merger Arbitrage Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland Merger Arbitrage Fund, as of December 31, 2016, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the period from August 19, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with custodians and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Highland Merger Arbitrage Fund as of December 31, 2016, the results of its operations, its changes in net assets, its cash flows, and the financial highlights for the period described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2017

Annual Report	27

ADDITIONAL INFORMATION (unaudited)

December 31, 2016	Highland Merger Arbitrage Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a December 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2016 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2016, the Fund hereby designates the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Qualified Dividends and Corporate Dividends Received Deduction	Qualified Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
$1,150	7.34%	100%	0%

Approval of Highland Merger Arbitrage Fund Investment Advisory Agreement

At a meeting held on February 18-19, 2016, the Board of Trustees (the “Board”), including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of Highland Funds I (collectively, the “Independent Trustees”), considered and approved, for an initial two-year period, the advisory agreement between Highland Funds I, on behalf of the Highland Merger Arbitrage Fund (the “Fund”), and Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) (the “Advisory Agreement”). As part of the Board’s deliberations, the Board considered that the Fund was expected to acquire through a reorganization the assets and liabilities of Highland Merger Arbitrage Fund, L.P. (the “Predecessor Fund”), an unregistered private fund that was also advised by the Investment Adviser. The Board further considered that the Fund would assume the accounting and performance history of the Predecessor Fund.

As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with the meeting of the Board held on February 18-19, 2016, including: (1) information regarding the financial soundness of the Investment Adviser and on the anticipated profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements for portfolio managers; (3) information on internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to those of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (5) information regarding the investment performance of other accounts managed by the Investment Adviser that follow investment strategies similar to the Fund; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its respective affiliates. The Trustees also received information relating to the Predecessor Fund’s performance and fees compared to that of a peer group of funds with investment strategies similar to the Fund. The Trustees reviewed various factors that were discussed in independent counsel’s legal memoranda, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	Highland Merger Arbitrage Fund

particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser

The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team, and noted that the same portfolio management team had managed the Predecessor Fund. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements. The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance in managing the Funds

As the Fund did not yet have a performance record, the Board considered the historical performance of the Investment Adviser and the Predecessor Fund’s portfolio management teams in managing the Predecessor Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year.

Among other data relating specifically to the Predecessor Fund’s performance, the Board considered the performance of the Predecessor Fund in relation to the Morningstar U.S. Open-End Market Neutral Category (the “Morningstar Market Neutral Category”). The Board discussed the similarities and differences between the way in which the Predecessor Fund, which was not registered, had been managed and the way in which the Fund would be managed as a registered investment company. The Board considered that the Predecessor Fund had outperformed the average of the Morningstar Market Neutral

Category for the year-to-date, one-year and since inception periods ended December 31, 2015. The Board also took into account management’s discussion of the Predecessor Fund’s performance. The Board concluded that the Predecessor Fund’s performance or other relevant factors supported the approval of the Advisory Agreement.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund

The Board gave consideration to the advisory fee to be paid by the Fund under the Advisory Agreement and considered the financial condition of the Investment Adviser. The Independent Trustees also examined the advisory fees to be paid by the Fund in light of fees paid to other investment managers by comparable funds, as well as the other fees charged to comparable funds. The Board considered the Fund’s proposed total expenses as compared to a peer group of funds. The Board considered the Predecessor Fund’s ranking with respect to its management fee within a group of peer funds chosen by Morningstar Associates, LLC (“Morningstar”), an independent source of investment company data. The Board also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as the investment adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided and the benefits of research made available to the Investment Adviser by reason of brokerage commissions, if any, generated by the Fund’s securities transactions.

The Board considered that the Fund’s proposed management fee, before any fee waiver, but including administration fees, was above the Morningstar Market Neutral Category average and the Fund’s total expenses (exclusive of 12b-1 fees) for certain share classes were generally below the Morningstar Market Neutral Category average.

The Board considered the projected profitability to the Investment Adviser. The Board also considered that the Investment Adviser would enter into an expense limitation agreement with the Fund, pursuant to which the Investment Adviser would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the total annual operating expenses to 1.50% of the average daily net assets of the Fund for at least one year following the Fund’s commencement of operations. The Board also took into consideration the amounts to be waived and/or reimbursed.

After such review, the Trustees determined that the anticipated profitability to the Investment Adviser of the Advisory Agreement was reasonable.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	Highland Merger Arbitrage Fund

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board considered the potential effect that economies of scale might have in the future on the Fund’s expense ratio and the total advisory fee that would be paid under the Advisory Agreement. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion

Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	Highland Merger Arbitrage Fund

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	23	None	Significant experience on this board of directors/trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	23	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	Highland Merger Arbitrage Fund

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	23	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds Trust; Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club; Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.’ Director of Galen Robotics, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	Highland Merger Arbitrage Fund

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	Highland Merger Arbitrage Fund

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee[2]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015	President and Founder of Impact Shares LLC (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.	23	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

34	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	Highland Merger Arbitrage Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

J. Bradley Ross (5/13/59)	President and Principal Executive Officer	Indefinite Term; President and Principal Executive Officer since December 2015	Principal Executive Officer of Highland Funds I and Highland Funds II since December 2015; President of HCFD since February 2014; President of HCMFA since June 2012; Member of the Sales Force Marketing Committee of the Investment Company Institute since 2003; Executive Vice President and National Sales Director of Ivy Funds from 2003 until June 2012.

Brian Mitts (8/26/1970)	Secretary; Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Secretary; Principal Financial Officer and Principal Accounting Officer since May 2015	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Principal Financial Officer and Principal Accounting Officer of NexPoint Real Estate Strategies Fund since March 2016; Chief Financial Officer and Financial and Operations Principal of HCFD since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of Highland Funds I and Highland Funds II since May 2015; Principal Financial Officer and Principal Accounting Officer of Highland Funds I since November 2010 and of Highland Funds II since February 2011; Treasurer of Highland Funds I from November 2010 until May 2015 and of Highland Funds II from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015 and Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Annual Report	35

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2016	Highland Merger Arbitrage Fund

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund since March 2016; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II, NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
3	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of August 31, 2016, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $1.5 million from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Adviser. Mr. Powell currently receives hourly fees from the Adviser to perform consulting services for the Adviser relating to matters on which he worked during his tenure at the Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and his ongoing provision of consulting services to the Adviser and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust treats Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

36	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Merger Arbitrage Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling

1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Fund’s Trustees and are available upon request without charge by calling 1-877-665-1287.

Annual Report	37

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Merger Arbitrage Fund	Annual Report December 31, 2016

www.highlandfunds.com	HFI-MAF-AR-1216

Item 2. Code of Ethics.

(a)	Highland Funds I (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee (the “Audit Committee”) of the Board, is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

On May 12, 2016, Highland Merger Arbitrage Fund (the “Fund”), a series of the Registrant, became the accounting and performance survivor in a reorganization with an unregistered private fund (the “Predecessor Fund”). Fees paid for the periods prior to May 12, 2016 were services rendered to the Predecessor Fund.

As of December 31, 2016, the Registrant had six series. The following series of the Registrant have a fiscal year end of June 30: Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Opportunistic Credit Fund, Highland/iBoxx Senior Loan ETF. The Fund has a fiscal year end of December 31. Fee information below is disclosed for the Fund and its Predecessor, as applicable, only.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $52,500 for the fiscal period from January 20, 2015 (commencement of operations) to December 31, 2015 and $27,500 for the fiscal year ended December 31, 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal period from January 20, 2015 (commencement of operations) to December 31, 2015 and $0 for the fiscal year ended December 31, 2016. Such services related to semi-annual and valuation work.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for the fiscal period from January 20, 2015 (commencement of operations) to December 31, 2015 and $5,000 for the fiscal year ended December 31, 2016. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal period from January 20, 2015 (commencement of operations) to December 31, 2015 and $0 for the fiscal year ended December 31, 2016.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for each of the last two fiscal years of the Fund was $0 for the fiscal period from January 20, 2015 (commencement of operations) to December 31, 2015 and $0 for the fiscal year ended December 31, 2016.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J. Bradley Ross
J. Bradley Ross
President and Principal Executive Officer

Date: March 8, 2017

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Secretary, Principal Accounting Officer and Principal Financial Officer

Date: March 8, 2017